Net Defined Benefit Liability (Asset) - Summary Of Current Service Cost, Net Interest Income, Loss (Gain) On The Curtailment Or Settlement And Remeasurements (Details) - KRW (₩) ₩ in Millions		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of postemployment benefits expense recognized in net income and total comprehensive income [Abstract]
Current service cost		₩ 166,741	₩ 178,416	₩ 174,509
Net interest income (expense)		(1,678)	(1,113)	119
Cost recognized in net income		165,063	177,303	174,628
Remeasurements	[1]	(342,096)	(89,751)	(13,492)
Cost recognized in total comprehensive income		(177,033)	87,552	161,136
Retirement benefit service costs defined contribution plans		₩ 4,240	₩ 4,494	₩ 3,827

[1]	Retirement benefits related to defined contribution plans recognized as expenses are 3,827 million won, 4,494 million won and 4,240 million won for the years ended December 31, 2020, 2021 and 2022, respectively.